UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 14, 2009


                          LIQUOR GROUP WHOLESALE, INC.
             (Exact name of registrant as specified in its charter)


            Colorado                    000-22095                84-1039267
-------------------------------   ----------------------   ---------------------
(State or other jurisdiction of     (Commission File         (IRS Employer
         incorporation)                  Number)          Identification Number)


       4600 Touchton Road, Building 100, Suite 150, Jacksonville, FL 32246
      ---------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  904-285-5885
                                 --------------
               Registrant's telephone number, including area code

                                      N/A
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On September 14, 2009, September 15, 2009, October 8, 2009, October 20, 2009, November 4, 2009, and November 23, 2009, the Company issued a press releases regarding the Company's contact information, Worldwide Beverage Competition, the Company's new alcohol distributor in Illinois, Cadillac Margarita Trademark Alcohol Brand, the Company's full service alcohol brokerage in Iowa, and USA
Mutuals Invest Your Knowledge Series, respectively. The text of the press releases are attached as Exhibit 99.1, 99.2, 99.3, and 99.4.



                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         a)  Financial Statements - None

         b)  Exhibits - 99.1    Press Release dated September 14, 2009
                        99.2    Press Release dated September 15, 2009
                        99.3    Press Release dated October 8, 2009
                        99.4    Press Release dated October 20, 2009
                        99.5    Press Release dated November 4, 2009
                        99.6    Press Release dated November 23, 2009



















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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        LIQUOR GROUP WHOLESALE, INC.


                                        By: /s/ Jason Bandy
                                            -----------------------------
                                            Jason Bandy, CFO


                                        Date: December 8, 2009


















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